Exhibit 10.2

Execution Version

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Agreement”) is made and entered into as of August 13, 2013, by and among QEP RESOURCES, INC., a Delaware corporation (the “Borrower”), the Lenders named on the signature pages hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Term Loan Agreement dated as of April 18, 2012 (the “Loan Agreement”); and

WHEREAS, subject to terms of this Agreement, the Borrower, the Administrative Agent and the undersigned Lenders have agreed to amend the Loan Agreement as set forth in Section 2 below, such amendments to be effective on the Amendment Effective Date as hereinafter defined.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Loan Agreement shall have the meanings assigned to such terms in the Loan Agreement. The interpretive provisions set forth in Section 1.02 of the Loan Agreement shall apply to this Agreement.

2. Amendments to the Loan Agreement. The following amendments to the Loan Agreement shall be effective on the date (the “Amendment Effective Date”) that the Administrative Agent receives a certificate dated such date and signed by a Responsible Officer of the Borrower certifying (A) that the MLP IPO (as defined below) is being consummated on such date and (B) that no Default then exists or will result from the consummation of the MLP IPO; provided that the Amendment Effective Date shall occur not later than the date specified in Section 3 of this Agreement.

(a) The following defined terms appearing in Section 1.01 of the Loan Agreement (Defined Terms) are amended as set forth below:

(i) The definition of “Consolidated EBITDA-Midstream” is amended by deleting “and minus (b)” and inserting the following in lieu thereof:

“plus (b) the amount of cash dividends actually received during such period by the Midstream Subsidiaries and their respective Restricted Subsidiaries from (x) the MLP and the General Partner and (y) Unrestricted Subsidiaries and minus (c)”.

(ii) The definition of “Consolidated EBITDAX” is amended by deleting “minus (b)” and inserting the following in lieu thereof:

“plus (b) the amount of cash dividends actually received during such period by the Borrower and its Restricted Subsidiaries from (x) the MLP and the General Partner and (y) Unrestricted Subsidiaries, minus (c)”.

(iii) The definition of “Consolidated Net Tangible Assets” is amended by adding the following at the end of such definition:

“For the avoidance of doubt, Consolidated Net Tangible Assets excludes all amounts attributable to the assets of, (x) the MLP Entities and (y) Unrestricted Subsidiaries, but includes all equity investments in the MLP Entities and Unrestricted Subsidiaries.”

(iv) The definition of “Default Rate” is amended to correct an error therein. A new clause (b) is added as set forth below, and the existing clause (b) is renumbered as clause (c). As amended, clauses, (a), (b) and (c) read as follows:

“(a) the Base Rate plus (b) the Applicable Rate for Base Rate Loans plus (c) 2% per annum;”

(v) The definition of “Material Adverse Effect” is amended by deleting the period at the end of such definition and adding the following:

“; provided that consummation of the MLP IPO Transactions shall not constitute a Material Adverse Effect.”

(vi) The definition of “Midstream Subsidiaries” is amended by adding the following at the end of such definition:

“For the avoidance of doubt, no MLP Entity may be designated as a Midstream Subsidiary.”

(vii) The definition of “Shareholders’ Equity” is amended by adding the following to the end of such definition:

“For the avoidance of doubt, the equity investments in the MLP Entities shall be included in Shareholders’ Equity.”

(viii) The definition of “Subsidiary” is amended by deleting the period at the end of such definition and adding the following:

“; provided, that for so long as the MLP is not wholly owned directly or indirectly by the Borrower, the MLP and the other MLP Entities shall be deemed not to be Subsidiaries of the Borrower.”

(b) The following defined terms are hereby added to Section 1.01 of the Loan Agreement (Defined Terms) in the appropriate alphabetical order:

“consolidated” or “Consolidated” when used in relation to the Borrower (other than in relation to financial statements of the Borrower described in Section 6.01 that are required to be prepared in accordance with GAAP), excludes any reference to, or inclusion of, the MLP Entities and their respective assets, liabilities, financial condition and results of operation, except as otherwise expressly set forth herein.

“General Partner” means QEP Midstream Partners GP, LLC, a Delaware limited liability company and the general partner of the MLP and each successor general partner.

“MLP” means QEP Midstream Partners, LP, a Delaware limited partnership.

“MLP Entities” means the General Partner, the MLP and their respective Subsidiaries.

“MLP IPO” means the initial underwritten public offering of Equity Interests in the MLP pursuant to the MLP Registration Statement.

“MLP IPO Contribution” means the contribution of assets (including equity interests) to the MLP made on or prior to the consummation of the MLP IPO, as described in the MLP Registration Statement.

“MLP IPO Transactions” means the transactions consummated in connection with the MLP IPO and the MLP IPO Contribution pursuant to and in accordance with the MLP Registration Statement.

“MLP Registration Statement” means the MLP’s Registration Statement on Form S-1 (File No. 333-188487) filed with the SEC on May 9, 2013, as amended by that certain Amendment No. 1 to Form S-1 filed with the SEC on July 3, 2013, and that certain Amendment No. 2 to Form S-1 filed with the SEC on July 26, 2013, and as further amended, supplemented or otherwise modified, provided that such further amendments, supplements or other modifications either (a) are not adverse in any material respect to the interests of the Lenders or (b) are otherwise agreed to by the Administrative Agent (such agreement not to be unreasonably withheld or delayed).

(c) Sections 6.01(a) and 6.01(b) (Books, Financial Statements and Reports) of the Loan Agreement are each amended by inserting the following after the phrase “Section 7.12”:

“, and with respect to any financial statements relating to a period that includes any date occurring on or after the consummation of the MLP IPO, setting forth a reasonably detailed reconciliation of each of the components reflected in such calculations to the corresponding amounts set forth in such financial statements,”

(d) Section 7.06 (Transactions with Affiliates) of the Loan Agreement is amended as follows: delete the word “and” at the end of clause (b), delete the period at the end of clause (c) and add the following new clauses (d) and (e):

“, (d) the MLP IPO Transactions, and (e) transactions entered into with any MLP Entity on terms and conditions, taken as a whole, that are fair and reasonable to the Borrower and its Restricted Subsidiaries, taking into account the totality of the relationship between the Borrower and its Restricted Subsidiaries, on the one hand, and the MLP Entities, on the other.”

(e) Section 7.09 (Dispositions of Property) of the Loan Agreement is amended as follows:

(i)	at the end of Section 7.09(i), delete the word “and”.

(ii)	Section 7.09(j) is amended to read as follows: “(j) other property which is sold for fair consideration, provided that the net book value of such property sold during any fiscal year, when added to (x) the net book value of other property sold during such fiscal year and (y) Investments in the MLP made by the Borrower and its Restricted Subsidiaries as permitted pursuant to Section 7.13(a) during such fiscal year, do not exceed an amount equal to fifteen percent (15%) of the consolidated net book value of the Borrower’s and its Restricted Subsidiaries’ property, plant and equipment as of the last day of the previous fiscal quarter;”

(iii)	after Section 7.09(j) add the following new subsections (k) and (l):

“(k)	Dispositions in connection with the MLP IPO Contribution; and

(l)	Dispositions consisting of Investments in MLP Entities to the extent permitted pursuant to Section 7.13(a).”

(f) The following new Section 7.13 is added to the Loan Agreement:

“7.13 MLP Entities.

(a) Investments by the Borrower and its Restricted Subsidiaries in MLP Entities shall not exceed the following: (i) the MLP IPO Contribution and (ii) additional Investments in the MLP Entities after the consummation of the MLP IPO, provided that the aggregate amount of such additional Investments pursuant to this clause (ii) during a fiscal year, when added to the net book value of property sold during such fiscal year as permitted by Section 7.09(j), does not exceed an amount equal to 15% of the consolidated net book value of the Borrower’s and its Restricted Subsidiaries’ property, plant and equipment as of the last day of the previous fiscal quarter.

(b) Except as otherwise provided under this Section 7.13, the Borrower shall not, and shall not permit any Subsidiary to, (i) Guarantee any Indebtedness of any MLP Entity, (ii) permit any Indebtedness of any MLP Entity to be recourse to the Borrower, any Subsidiary or any of their respective assets, or (iii) permit any Lien on the property of the Borrower or any Subsidiary to secure any Indebtedness of any MLP Entity.

(c) The Borrower shall not permit any MLP Entity to (i) own any Equity Interests in the Borrower or any Subsidiary, (ii) hold any Indebtedness of the Borrower or any Subsidiary, except in the ordinary course of business but in no event Indebtedness for borrowed money, or (iii) hold any Lien on property of the Borrower or any Subsidiary, except in connection with ordinary course of business transactions, but in no event to secure Indebtedness for borrowed money.

(d) Notwithstanding anything to the contrary set forth in clauses (b) and (c) above, so long as no Default then exists or will result therefrom, the Borrower and any Subsidiary may provide credit support (including issuing and maintaining letters of credit, guaranties (other than Guarantees of Indebtedness for borrowed money) and surety and performance bonds on behalf of any MLP Entity) for the benefit of any MLP Entity pursuant to agreements between the Borrower, any Subsidiary of the Borrower, and any MLP Entity entered into in the ordinary course of business on terms that are fair and reasonable to the Borrower or the applicable Subsidiary of the Borrower and that are similar to terms as would be provided to a third party that is not an Affiliate of the Borrower.

(e) The Borrower shall continue at all times (i) to maintain direct or indirect ownership, free of all Liens, of more than 50% of the Equity Interests of General Partner and (ii) to have the right or ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors or other governing body of General Partner.

(f) The Borrower shall not permit a MLP Entity to amend its partnership agreement or other Organization Document (as in effect on the date of the consummation of the MLP IPO) in a manner that could reasonably be expected to have a Material Adverse Effect.

(g) The Borrower will not permit the General Partner to engage in any business other than the business of being the general partner of the MLP.”

3. Conditions of Effectiveness. This Agreement shall be effective when the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower and the Required Lenders; provided that the amendments to the Loan Agreement set forth in Section 2 of this Agreement will not become effective until the Amendment Effective Date as therein defined, and in the event that the Amendment Effective Date has not occurred on or before November 12, 2013, this Agreement shall terminate on such date and be of no further force or effect.

4. Representations and Warranties. The Borrower represents and warrants that on the date of this Agreement and on the Amendment Effective Date both before and after giving effect to the MLP IPO Transactions:

(a) This Agreement has been duly authorized, executed and delivered by the Borrower, and this Agreement and the Loan Agreement as modified hereby each constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights or by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties contained in Article V of the Loan Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to representations and warranties that already are qualified or modified by materiality in the text thereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in clauses (a) and (b) of Section 5.06 of the Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

(c) No Default exists.

5. Effect of Amendment. This Agreement, except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Loan Agreement and the other Loan Documents shall remain the same, and are hereby ratified and affirmed, and the Loan Agreement, as amended hereby, and the other Loan Documents shall continue in full force and effect. From and after the date hereof, each reference in the Loan Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Loan Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Loan Agreement as amended hereby.

6. Miscellaneous. This Agreement shall for all purposes be construed in accordance with and governed by the laws of the State of New York. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart. This Agreement shall be a “Loan Document” as defined in the Loan Agreement.

7. Entire Agreement. THE LOAN AGREEMENT (AS AMENDED BY THIS AGREEMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers effective as of the date first written above.

QEP RESOURCES, INC., as the Borrower

By:	/s/ Richard J. Doleshek
	Name:	Richard J. Doleshek
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Leanne S. Phillips
Name: Leanne S. Phillips
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ James Neblett
Name: James Neblett
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Justin M. Alexander
Name: Justin M. Alexander
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN AGREEMENT

BANK OF TOKYO MITSUBUSHI UFJ, LTD., as a Lender

By:	/s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ James Giordano
Name: James Giordano
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN AGREEMENT

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ Trevor Mulligan
Name: Trevor Mulligan
Title: Asset Manager

By:	/s/ Talal M. Kairouz
Name: Talal M. Kairouz
Title: Senior Asset Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO TERM LOAN AGREEMENT